
GYM
SISTERS
GYM

Donuts
BY DOMINIC

Anna Carter & Paul Moses

cimpress

Q1 Fiscal Year 2027

Quarterly Earnings Document

October 28, 2026

Dear Investor,

Cimpress' first quarter FY2027 financial results were below our expectations. We are not satisfied with the quarter and are accelerating our previously communicated cost reduction plans for which the impact will build in Q2 and grow significantly in the second half of the year. Therefore we remain confident in our fiscal 2027 guidance.

We are encouraged by our progress on the key themes we discussed at our September 30 investor day that underpin our financial plans for the next two years and beyond. We are growing high-value customer wallet share through elevated products, sharing platforms and capabilities to reduce costs, applying AI to drive growth and efficiency including through LLM discoverability and agentic commerce efforts, developing new channels like our recent strategic partnership with Canva, and executing with discipline on tuck-in acquisitions. Also, as discussed at investor day, we are widening our manufacturing and supply chain advantage through product innovation and by investing in new facilities in Mexico and elsewhere that, while increasing costs in the near term, will drive new revenue streams and significantly lower our COGS starting in FY2028 as we ramp volume and remove duplicate overhead.

Summary financial results for Q1 FY2027 compared to Q1 FY2026:

- Revenue grew 8% on a reported basis and 2% on an organic constant-currency basis[a]. Recent tuck-in acquisitions in our Upload and Print segments positively contributed to our reported growth rates.
- Consolidated gross profit grew 1%, supported by a $7.5 million benefit from IEEPA tariff refunds related to costs incurred in prior periods. This benefit was more than offset by several cost headwinds:
    - $5.9 million in increased net start-up costs for our North American manufacturing network (the year-over-year impact of these costs will start to reduce in the second half of the fiscal year);
    - $5.8 million in increased depreciation and amortization, primarily tied to recent manufacturing equipment investments;
    - $4.2 million net impact of duties and new Section 338 and 301 tariffs on certain goods sold to U.S. customers; and
    - $1.8 million in higher energy-related input costs, net of price increases.
- Consolidated advertising as a percent of revenue was 13.1%, a decrease of 31 basis points.
- Operating income decreased $23.0 million to $26.0 million, down 47%, including the $10.2 million of combined gross profit impacts above, as well as the following items: $3.7 million of increased restructuring charges related to cost reductions that will benefit future periods; $1.4 million from the non-recurrence of a compensation benefit in the year-ago period; and $0.7 million of increased amortization related to recent acquisitions.
- Net income decreased $7.5 million to a loss of $1.0 million driven by the operating results above, partially offset by increases in unrealized gains on currency hedges and lower income tax expense.
- Adjusted EBITDA[a] decreased $8.9 million to $89.8 million, down 9%. This includes a $1.7 million year-over-year net currency benefit.
- Operating cash flow increased $3.9 million to $28.9 million, primarily driven by $10.0 million of lower net working capital outflows and lower cash interest expense.
- Adjusted free cash flow[a] improved $8.5 million to an outflow of $9.3 million, driven by the increase in operating cash flow, as well as lower capital expenditures and capitalized software.
- We did not repurchase shares this quarter. Payments for withholding taxes in connection with vesting of equity awards were $13.8 million, representing 145,853 shares at an average of $94.33 per share.
- Net leverage[a] at September 30, 2026 was 3.2 times trailing-twelve month EBITDA as calculated per our credit agreement. The quarter-over-quarter increase is due to the Saxoprint acquisition, which closed in July, and does not reflect expected proceeds from the sale-leaseback of the acquired manufacturing facility.
- Our liquidity position as of September 30, 2026 remained strong with cash and cash equivalents of $120.1 million and $35.0 million of our $250.0 million revolving credit facility drawn to fund the Saxoprint acquisition.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Segment Commentary

VistaPrint Q1 revenue grew 2% year over year, both on a reported and organic constant-currency basis[a]. By product category, growth was strongest in promotional products, apparel and gifts, marketing materials, and packaging. Backlog increased during the quarter partially due to a U.S. customs software interruption at the end of the quarter, and we expect this to benefit revenue in Q2. Additionally, we amended the terms of our Wix partnership, requiring a change of the revenue recognition from a gross to net basis, which weighed on VistaPrint's Q1 revenue growth by 50 basis points, but has no impact on profit. Variable gross profit per customer (at reported currency rates) grew 7% year over year to $90.98 in Q1.

VistaPrint Q1 segment EBITDA declined 10% year over year to $80.7 million, a decrease of $9.3 million from the prior-year period. The largest drivers of this year-over-year decline were: an increase in North American production network start-up costs of approximately $5.1 million; Canadian duty and tariff costs totaling approximately $3.0 million; $0.7 million in energy-related cost increases net of pricing changes; and a negative currency impact of $0.5 million. We expect the net costs associated with the new manufacturing facility and the impact of tariffs to begin to decrease in the second half of FY2027.

PrintBrothers and **The Print Group** (our combined Upload & Print businesses) Q1 revenue grew year over year by 28% and 13% on a reported basis, respectively (23% combined[a]); 5% and 2% on an organic constant-currency basis, respectively (4% combined[a]). Reported revenue growth benefitted from the contribution of recent acquisitions. Organic revenue growth at PrintBrothers was driven by increased external order volume, while The Print Group growth was largely driven by volume increases in cross-Cimpress fulfillment.

Q1 segment EBITDA decreased year over year by $1.4 million for PrintBrothers and by $0.6 million for The Print Group. Revenue growth and contribution from recent M&A was in line with our expectations. During the quarter, PrintBrothers incurred a $2 million expense catch-up for a long-term incentive program based on a change in probability of achievement. Additionally, energy-related input and shipping cost increases weighed on The Print Group segment EBITDA by $0.5 million. Currency movements drove a negative impact of $0.7 million on combined Upload & Print segment EBITDA.

National Pen Q1 revenue grew 1% year over year on a reported basis and 2% on an organic constant-currency basis as cross-Cimpress fulfillment volume and e-commerce sales channel growth offset the decline associated with planned pullback in marketing spend in the mail order channel.

Segment EBITDA improved $7.8 million over the same quarter last year, due to $7.3 million of tariff-related refunds, cross-Cimpress fulfillment growth, marketing spend pullback, and other cost savings initiatives. Part of this segment EBITDA improvement was offset by increased energy-related input costs, tariff costs, and a $0.3 million negative currency impact.

All Other Businesses Q1 revenue grew 17% year over year on a reported and organic constant-currency basis, driven by BuildASign's external and cross-Cimpress fulfillment revenue growth, and growth from our new partnership with Canva, which is included in this segment. Segment EBITDA declined $3.7 million year over year, due to a $1.4 million impact from the non-recurrence of an LTI benefit in the prior-year period, as well as approximately $0.7 million of net increased start-up costs in a new North American production facility.

Central and Corporate Costs, excluding unallocated share-based compensation, decreased $1.8 million year over year in Q1, largely due to efficiencies driven by technology simplification.

---

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Outlook

Our revenue, adjusted EBITDA and adjusted free cash flow guidance for FY2027 remains unchanged since we initiated it with our Q4 FY2026 results. We walked through the details of this guidance at our September 30, 2026 investor day. Our guidance is:

- Revenue growth of at least 7% assuming recent currency rates and incorporating our recent tuck-in acquisitions; organic constant-currency revenue growth[a] of at least 3%.
- Net income of at least $116 million and adjusted EBITDA[a] of at least $520 million.
- Operating cash flow of approximately $370 million, and adjusted free cash flow[a] of approximately $200 million.

For FY2028, we remain confident in our ability to deliver 4% to 6% organic constant-currency revenue growth[a] and at least $192 million in net income and $615 million in adjusted EBITDA[a], with approximately 45% conversion to adjusted free cash flow.

Achieving our FY2028 outlook will significantly reduce our net leverage ratio. We continue to expect that we will reduce net leverage[a] to approximately 2.5x trailing-twelve-month EBITDA as calculated under our credit agreement exiting FY2027 on the way to being able to be meaningfully below 2.0x net leverage ending FY2028, subject to capital allocation choices.

Conclusion

We have clear plans and strong alignment across our teams to achieve our FY2027 and FY2028 strategic, operational and financial goals. We are confident in our prospects for growing per-share cash flow over that horizon and beyond. We expect profit and cash flow growth to build from Q2 as multiple in-flight cost savings initiatives take hold and the impact of manufacturing start-up costs starts to diminish in the second half of the year. AI is becoming a tailwind for Cimpress. It is making us faster and lower cost and, by democratizing design, it is expanding the online opportunity for customized physical marketing products and branded merchandise, where our manufacturing and supply chain capabilities are a durable, scale-based and innovation-forward advantage.

As always, I thank our long-term investors for continuing to entrust your capital with Cimpress.

Sincerely,



Robert S. Keane
Founder, Chairman & CEO

Cimpress will host a public earnings call tomorrow, October 29, 2026 at 8:00 am ET, which you can join via the link on the events section of ir.cimpress.com. You may presubmit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE, INCOME FROM OPERATIONS, AND NET INCOME:

	Q1 FY2025	Q1 FY2026	Q1 FY2027
VistaPrint	$ 429,576	$ 454,909	$ 464,412
PrintBrothers	160,424	184,711	235,919
The Print Group	84,202	96,710	109,274
National Pen	93,590	103,209	104,365
All Other Businesses	57,240	61,742	72,492
Inter-segment eliminations	(20,063)	(38,004)	(52,410)
Total revenue	**$ 804,969**	**$ 863,277**	**$ 934,052**
Reported revenue growth	*6 %*	*7 %*	*8 %*
Organic constant-currency revenue growth[a]	*6 %*	*4 %*	*2 %*
Income from operations	**$ 39,339**	**$ 48,971**	**$ 26,020**
Income from operations margin	*5 %*	*6 %*	*3 %*
Net (loss) income	**$ (12,384)**	**$ 6,520**	**$ (991)**
Net (loss) income margin	*(2)%*	*1 %*	*— %*
Net (loss) income year-over-year (decline) growth	*(371)%*	*153 %*	*(115)%*

EBITDA BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA[2, a]:

	Q1 FY2025	Q1 FY2026	Q1 FY2027
VistaPrint	$ 81,142	$ 89,986	$ 80,658
PrintBrothers	20,194	25,739	24,317
The Print Group	18,062	18,671	18,074
National Pen	(4,572)	(2,392)	5,372
All Other Businesses	6,862	9,080	5,427
Inter-segment elimination	(8,459)	(15,835)	(21,505)
Total segment EBITDA[a]	**$ 113,229**	**$ 125,249**	**$ 112,343**
Central & corporate costs ex unallocated SBC	(37,025)	(38,424)	(36,597)
Unallocated share-based compensation	(1,834)	(211)	(990)
Exclude: share-based compensation expense [1]	15,633	14,793	15,911
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(2,232)	(2,692)	(847)
Adjusted EBITDA[a]	**$ 87,771**	**$ 98,715**	**$ 89,820**
Adjusted EBITDA margin[a]	*11 %*	*11 %*	*10 %*
Adjusted EBITDA year-over-year (decline) growth[a]	*(1)%*	*12 %*	*(9)%*

[1] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.
[2] Values may not sum due to rounding.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

$ in thousands

CASH FLOW AND OTHER METRICS:

	Q1 FY2025	Q1 FY2026	Q1 FY2027
Net cash provided by (used in) operating activities	$ 4,384	$ 25,059	$ 28,929
Net cash provided by (used in) investing activities	(25,502)	(42,818)	(169,119)
Net cash provided by (used in) financing activities	(35,416)	(14,656)	14,194
Adjusted free cash flow[1,a]	(25,618)	(17,759)	(9,250)
Cash interest, net[1]	31,536	34,353	32,958

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q1 FY2025	Q1 FY2026	Q1 FY2027
Adjusted EBITDA[a]	$ 87,771	$ 98,715	$ 89,820
Cash restructuring payments	(133)	(2,109)	(1,853)
Cash paid for income tax	1,829	(12,813)	(11,730)
Other changes in net working capital and other reconciling items	(53,547)	(24,381)	(14,350)
Purchases of property, plant and equipment	(17,001)	(26,353)	(22,803)
Capitalization of software and website development costs	(14,571)	(17,286)	(16,429)
Proceeds from sale of assets	1,570	821	1,053
Adjusted free cash flow before cash interest, net[a]	**$ 5,918**	**$ 16,594**	**$ 23,708**
Cash interest, net[1]	(31,536)	(34,353)	(32,958)
Adjusted free cash flow[1,a]	**$ (25,618)**	**$ (17,759)**	**$ (9,250)**

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash, cash equivalents and marketable securities.

INCOME STATEMENT HIGHLIGHTS


Revenue ($M) &
Reported Revenue Growth
$805
$939
$789
$869
$863
$1,042
$886
$945
$934
6%
2%
1%
4%
7%
11%
12%
9%
8%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Organic Constant-Currency
Revenue Growth (a)
6%
2%
3%
2%
4%
4%
4%
3%
2%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Gross Profit ($M) & Gross Margin (%)
(Quarterly)
$382
$450
$373
$413
$403
$488
$409
$430
$408
48%
48%
47%
47%
47%
47%
46%
46%
44%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Gross Profit ($M) & Gross Margin (%) (TTM)
$1,621
$1,612
$1,609
$1,617
$1,638
$1,676
$1,713
$1,730
$1,735
49%
48%
48%
48%
47%
47%
47%
46%
46%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Contribution Profit ($M) & Contribution
Margin (%) (Quarterly) (a)
$254
$303
$255
$300
$272
$326
$287
$311
$269
32%
32%
32%
34%
31%
31%
32%
33%
29%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Contribution Profit ($M) & Contribution
Margin (%) (TTM) (a)
$1,118
$1,102
$1,098
$1,111
$1,129
$1,153
$1,184
$1,196
$1,193
34%
33%
33%
33%
33%
32%
32%
32%
31%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


$39
5%
$81
9%
$41
5%
$65
8%
$49
6%
$88
8%
$49
6%
$65
7%
$26
3%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

GAAP Operating Income (Loss) ($M) & Margin (%) (TTM)


$253
8%
$226
7%
$227
7%
$226
7%
$236
7%
$243
7%
$252
7%
$251
7%
$228
6%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

GAAP Net Income (Loss) ($M) & Margin (%) (Quarterly)


(2)%
($12)
$62
7%
(1)%
($8)
(3)%
($28)
1%
$7
$49
5%
$15
2%
$26
3%
—%
($1)
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

GAAP Net Income ($M) & Margin (%) (TTM)


$161
5%
$162
5%
$159
5%
$13
—%
$32
1%
$20
1%
$42
1%
$97
3%
$90
2%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Adjusted EBITDA ($M) & Margin (%) (Quarterly) (a)


$88
11%
$132
14%
$91
12%
$122
14%
$99
11%
$139
13%
$101
11%
$120
13%
$90
10%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Adjusted EBITDA ($M) & Margin (%) (TTM) (a)


$468
14%
$434
13%
$430
13%
$433
13%
$444
13%
$451
13%
$461
13%
$458
12%
$450
12%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

(a) Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CASH FLOW

Cash Flow from Operations ($M) (Quarterly)



$4
$177
$10
$107
$25
$165
($17)
$111
$29
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Cash Flow from Operations ($M) (TTM)



$313
$314
$316
$298
$319
$307
$281
$284
$288
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Adjusted Free Cash Flow & Cash Interest, Net ($M) (Quarterly) (a)



FCF
Cash interest, net
$32
($26)
$17
$134
$33
($31)
$16
$71
$34
($18)
$16
$124
$32
($55)
$16
$70
$33
($9)
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Adjusted Free Cash Flow & Cash Interest, Net ($M) (TTM) (a)



FCF
Cash interest, net
$129
$225
$106
$208
$120
$194
$98
$148
$101
$156
$100
$147
$98
$123
$98
$122
$96
$131
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly) (1)



Capital expenditures
Capitalized software
$32
$15
$17
$43
$17
$26
$41
$16
$25
$38
$17
$21
$43
$17
$26
$41
$16
$25
$40
$17
$23
$43
$17
$26
$39
$16
$23
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)



Capital expenditures
Capitalized software
$107
$58
$49
$125
$61
$64
$142
$63
$79
$153
$64
$89
$165
$67
$98
$163
$66
$97
$162
$67
$95
$167
$67
$100
$163
$66
$97
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

(1) Values may not sum to total due to rounding.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CAPITAL STRUCTURE

Net Debt (1, a)

($M)	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Cash / equivalents	$ 153	$ 224	$ 183	$ 234	$ 201	$ 258	$ 189	$ 249	$ 120
Marketable securities	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
HY notes	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)
Term loans	$ (1,084)	$ (1,078)	$ (1,076)	$ (1,073)	$ (1,070)	$ (1,067)	$ (1,065)	$ (1,097)	$ (1,095)
Revolver	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ (35)
Other debt	$ (9)	$ (7)	$ (7)	$ (7)	$ (6)	$ (15)	$ (15)	$ (14)	$ (13)
Net debt	$ (1,465)	$ (1,386)	$ (1,425)	$ (1,371)	$ (1,400)	$ (1,350)	$ (1,416)	$ (1,388)	$ (1,548)

(1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding.

Weighted Average Shares Outstanding (Millions) (2)



Basic
Diluted
25.2
25.9
24.8
24.7
25.1
25.3
25.2
25.8
24.5
25.2
25.0
24.8
24.7
24.6
24.6
24.3
24.3
24.5
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Consolidated Net Leverage Ratio (3, a)



3.13
3.12
3.27
3.12
3.13
2.97
3.01
2.87
3.15
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

(3) Consolidated Leverage Ratio as calculated per our credit agreement definition.

SEGMENT RESULTS

VISTAPRINT (QUARTERLY)

Revenue ($M) & Reported Revenue Growth Quarterly



$430
$498
$431
$467
$455
$533
$460
$486
$464
8%
3%
3%
6%
6%
7%
7%
4%
2%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Organic Constant-Currency Revenue Growth Quarterly (a)



8%
3%
4%
4%
5%
5%
3%
3%
2%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Gross Profit ($M) & Gross Margin (%) Quarterly



$238
$277
$240
$264
$253
$296
$255
$268
$245
55%
56%
56%
57%
56%
56%
55%
55%
53%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Advertising ($M) & as % of Revenue Quarterly (1)



Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$65
$17
$48
15%
$86
$24
$62
17%
$64
$15
$49
15%
$63
$8
$55
13%
$67
$14
$52
15%
$94
$22
$71
18%
$66
$14
$52
14%
$64
$11
$53
13%
$74
$18
$56
16%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly



$81
$97
$83
$106
$90
$107
$89
$107
$81
19%
20%
19%
23%
20%
20%
19%
22%
17%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Variable Gross Profit per Customer at Reported Currency Rates ($) & Y/Y Growth Quarterly (2)



$79.82
$69.57
$76.30
$86.11
$85.32
$75.90
$86.40
$93.60
$90.98
7%
4%
3%
6%
7%
9%
13%
9%
7%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

(1) Values may not sum to total due to rounding.

(2) VistaPrint variable gross profit per customer at reported currency rates is VistaPrint revenue less variable cost of revenue, stated at actual currency rates for each period presented, divided by the total number of VistaPrint unique customers in that period. In each case this metric excludes VistaPrint Corporate Solutions, 99designs and VistaCreate that are part of this segment.

UPLOAD AND PRINT

PRINTBROTHERS (QUARTERLY):


Revenue ($M) &
Reported Revenue Growth
Quarterly
$160 $175 $156 $178 $185 $220 $203 $215 $236
5% 5% 4% 4% 15% 26% 30% 21% 28%
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27


Organic Constant-Currency Revenue
Growth (Decline)
Quarterly (a)
4% 6% 6% (1)% 8% 6% 8% 6% 5%
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27


Gross Profit ($M) & Gross Margin (%)
Quarterly
$45 $50 $45 $53 $53 $64 $58 $61 $65
28% 29% 29% 30% 28% 29% 28% 29% 28%
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27

THE PRINT GROUP (QUARTERLY):


Revenue ($M) &
Reported Revenue Growth
Quarterly
$84 $99 $90 $106 $97 $115 $107 $127 $109
6% 7% 3% 11% 15% 16% 20% 19% 13%
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27


Organic Constant-Currency Revenue
Growth
Quarterly (a)
5% 8% 6% 5% 8% 7% 8% 5% 2%
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27


Gross Profit ($M) & Gross Margin (%)
Quarterly
$32 $37 $34 $41 $36 $44 $40 $46 $37
38% 38% 37% 39% 37% 38% 37% 37% 33%
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

PRINTBROTHERS (QUARTERLY):



Advertising ($M) & as % of Revenue
Quarterly
$5
$7
$6
$7
$6
$8
$7
$7
$7
3%
4%
4%
4%
3%
3%
3%
3%
3%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27



Segment EBITDA ($M)
& Segment EBITDA Margin (%)
Quarterly
$20
$23
$18
$22
$26
$28
$22
$25
$24
13%
13%
11%
12%
14%
13%
11%
11%
10%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

THE PRINT GROUP (QUARTERLY):



Advertising ($M) & as % of Revenue
Quarterly
$6
$7
$7
$8
$6
$9
$8
$8
$6
7%
8%
8%
8%
6%
8%
7%
6%
5%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27



Segment EBITDA ($M)
& Segment EBITDA Margin (%)
Quarterly
$18
$19
$16
$20
$19
$23
$20
$24
$18
21%
19%
17%
19%
19%
20%
19%
19%
17%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

ª Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

NATIONAL PEN (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly



$94
8%
$131
1%
$88
—%
$94
12%
$103
10%
$151
15%
$97
10%
$96
2%
$104
1%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Organic Constant-Currency Revenue Growth Quarterly (a)



7%
1%
1%
10%
8%
10%
5%
1%
2%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Gross Profit ($M) & Gross Margin (%) Quarterly (1)(2)



$50
53%
$70
54%
$44
50%
$44
47%
$50
48%
$75
50%
$48
50%
$46
49%
$55
52%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Advertising ($M) & as % of Revenue Quarterly



$28
30%
$20
15%
$18
20%
$10
11%
$27
26%
$22
14%
$16
16%
$11
12%
$24
23%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Quarterly (2)



(5%)
($5)
$23
18%
$4
4%
$9
10%
(2%)
($2)
$26
17%
$7
7%
$11
11%
$5
5%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

(1) During Q3 FY2025, we recorded an impairment charge of $2.6 million, which is associated with our planned sale of one of National Pen's facilities as we optimize our real estate footprint. The impairment charge was recognized within cost of goods sold and negatively impacted gross profit and gross margin during the current quarter, however the impairment charge has been excluded from segment and adjusted EBITDA.

(2) From Q4 FY2025 through Q3 FY2026, there was a negative impact from IEEPA tariffs, net of pricing increases. In Q4 FY2026 and Q1 FY2027, there was a positive impact from IEEPA tariff refunds.

ALL OTHER BUSINESSES (QUARTERLY):


Revenue ($M) &
Reported Revenue Growth
Quarterly
$57
$60
$51
$59
$62
$67
$61
$69
$72
10%
—%
4%
7%
8%
11%
18%
17%
17%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Organic Constant-Currency Revenue
Growth
Quarterly (a)
12%
2%
6%
8%
8%
10%
16%
15%
17%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Gross Profit ($M) & Gross Margin (%)
Quarterly
$26
$25
$21
$25
$28
$28
$25
$27
$28
45%
41%
41%
43%
45%
41%
41%
39%
39%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Advertising ($M) & as % of Revenue
Quarterly
$10
$11
$8
$10
$11
$12
$9
$11
$11
18%
19%
16%
16%
17%
18%
16%
16%
15%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


Segment EBITDA ($M) & Segment EBITDA
Margin (%)
Quarterly
$7
$4
$5
$7
$9
$4
$5
$4
$5
12%
6%
10%
11%
15%
7%
9%
5%
7%
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

(a) Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CENTRAL AND CORPORATE COSTS


Central and Corporate Costs ($M)
Quarterly (1)
Corporate Costs
Central Operating Costs and MCP Investment
Unallocated SBC
$39 $39 $37 $41 $39 $44 $37 $40 $38
$2 $3 $— $2 $1 $1
$23 $24 $26 $26 $25 $27 $24 $27 $23
$14 $15 $13 $12 $14 $15 $13 $13 $14
$(1) $(2) $—
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27


Central and Corporate Costs ($M)
TTM (1)
Corporate Costs
Central Operating Costs and MCP Investment
Unallocated SBC
$158 $159 $155 $155 $155 $161 $160 $160 $159
$14 $9 $3 $2 $— $3 $5 $3 $4
$93 $95 $97 $99 $101 $104 $102 $103 $101
$51 $55 $55 $54 $54 $54 $54 $54 $54
Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26 Q1FY27

(1) Values may not sum to total due to rounding.

Directional Net Currency Impacts Compared to Prior-Year Period

	Y/Y Impact from Currency*
Financial Measure	**Q1 FY2027**
Revenue	Negative
Operating income	Positive
Net income	Positive
Adjusted EBITDA[a]	Positive
Adjusted free cash flow[a]	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Net Currency Impacts on Segment EBITDA & Adjusted EBITDA Compared to Prior-Year Period

	Y/Y Impact from Currency*
Segment EBITDA	**Q1 FY2027**
VistaPrint	$(0.5)M
Upload & Print	$(0.7)M
National Pen	$(0.3)M
All Other Businesses	$(0.1)M
Adjusted EBITDA[a]	**$1.7M**

**Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.*

Other Income (Expense), Net ($M)


$32
($11)
($9)
($24)
$3
$2
$3
$4
$6
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

**Other income (expense), net includes both realized and unrealized gains or (losses) from currency hedges and intercompany loan balances.*

Realized Gains (Losses) on Currency Derivatives Intended to Hedge EBITDA ($M)


($2)
$—
$—
($2)
($3)
($5)
($3)
($4)
($1)
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

**Realized gains (losses) on currency derivatives intended to hedge EBITDA is a component of Other income (expense), net. We add these realized gains or (losses) to adjusted EBITDA.*

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CIMPRESS PLC
CONSOLIDATED BALANCE SHEETS
(unaudited in thousands, except share and per share data)

	September 30, 2026	June 30, 2026
Assets		
Current assets:		
Cash and cash equivalents	$ 120,127	$ 248,851
Accounts receivable, net of allowances of $6,803 and $6,772, respectively	87,381	73,621
Inventory	153,741	136,982
Prepaid expenses and other current assets	110,978	104,998
Assets held for sale	46,303	—
Total current assets	518,530	564,452
Property, plant and equipment, net	404,744	367,160
Operating lease assets, net	118,166	121,022
Software and website development costs, net	104,735	106,788
Deferred tax assets	52,356	50,930
Goodwill	882,633	850,778
Intangible assets, net	87,944	70,580
Other assets	75,774	70,801
Total assets	$ 2,244,882	$ 2,202,511
Liabilities, noncontrolling interests and shareholders' deficit		
Current liabilities:		
Accounts payable	$ 304,814	$ 333,252
Accrued expenses	351,028	324,744
Deferred revenue	56,991	48,534
Short-term debt	49,487	14,620
Operating lease liabilities, current	25,238	24,753
Other current liabilities	29,331	29,687
Total current liabilities	816,889	775,590
Deferred tax liabilities	31,471	24,487
Long-term debt	1,594,683	1,597,361
Operating lease liabilities, non-current	101,234	102,549
Other liabilities	101,653	100,801
Total liabilities	2,645,930	2,600,788
Redeemable noncontrolling interests	78,361	75,567
Shareholders' deficit:		
Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 42,590,059 and 42,318,634 shares issued; 24,618,812 and 24,347,387 shares outstanding, respectively	599	596
Treasury shares, at cost, 17,971,247 for both periods presented	(1,363,550)	(1,363,550)
Additional paid-in capital	624,893	623,454
Retained earnings	275,690	279,418
Accumulated other comprehensive loss	(36,883)	(33,903)
Total shareholders' deficit attributable to Cimpress plc	(499,251)	(493,985)
Noncontrolling interests	19,842	20,141
Total shareholders' deficit	(479,409)	(473,844)
Total liabilities, noncontrolling interests and shareholders' deficit	$ 2,244,882	$ 2,202,511

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended September 30,	
	2026	2025
Revenue	$ 934,052	$ 863,277
Cost of revenue (1)	525,891	460,476
Technology and development expense (1)	86,153	84,886
Marketing and selling expense (1, 2)	223,865	210,398
General and administrative expense (1)	63,193	53,996
Amortization of acquired intangible assets	4,936	4,252
Restructuring expense (1)	3,994	298
Income from operations	26,020	48,971
Other income, net	5,949	3,453
Interest expense, net	(26,337)	(28,066)
Income before income taxes	5,632	24,358
Income tax expense	6,623	17,838
Net (loss) income	(991)	6,520
Add: Net (income) loss attributable to noncontrolling interests	(1,678)	1,117
Net (loss) income attributable to Cimpress plc	$ (2,669)	$ 7,637
Basic net (loss) income per share attributable to Cimpress plc	$ (0.11)	$ 0.31
Diluted net (loss) income per share attributable to Cimpress plc	$ (0.11)	$ 0.30
Weighted average shares outstanding — basic	24,484,986	24,574,455
Weighted average shares outstanding — diluted	24,484,986	25,051,742

(1) Share-based compensation is allocated as follows:

	Three Months Ended September 30,	
	2026	2025
Cost of revenue	$ 216	$ 211
Technology and development expense	4,868	4,941
Marketing and selling expense	2,703	2,686
General and administrative expense	8,124	6,955
Restructuring expense	156	—

(2) Marketing and selling expense components are as follows:

	Three Months Ended September 30,	
	2026	2025
Advertising	$ 122,405	$ 115,784
Payment processing	16,583	15,486
All other marketing and selling expense	84,877	79,128

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited in thousands)

	Three Months Ended September 30,	
	2026	**2025**
Operating activities		
Net (loss) income	$ (991)	$ 6,520
Adjustments to reconcile net (loss) income to net cash provided by operating activities:		
Depreciation and amortization	44,280	36,618
Share-based compensation expense	16,067	14,793
Deferred taxes	(3,674)	2,772
Unrealized gain on derivatives not designated as hedging instruments included in net (loss) income	(7,690)	(6,143)
Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency	4,935	(1,533)
Other non-cash items	(325)	2,092
Changes in operating assets and liabilities, net of effects of businesses acquired:		
Accounts receivable	(10,905)	(12,648)
Inventory	(14,388)	(10,635)
Prepaid expenses and other assets	(1,601)	(3,244)
Accounts payable	(23,407)	(13,193)
Accrued expenses and other liabilities	26,628	9,660
Net cash provided by operating activities	28,929	25,059
Investing activities		
Purchases of property, plant and equipment	(22,803)	(26,353)
Business acquisitions, net of cash acquired	(131,557)	—
Capitalization of software and website development costs	(16,429)	(17,286)
Proceeds from the sale of assets	1,053	821
Proceeds from the settlement of derivatives designated as hedging instruments	617	—
Net cash used in investing activities	(169,119)	(42,818)
Financing activities		
Proceeds from borrowings of debt	100,848	182
Payments of debt	(69,529)	(3,916)
Payments of finance lease obligations	(3,120)	(2,001)
Purchase of noncontrolling interests	(403)	—
Proceeds from issuance of ordinary shares	156	508
Purchase of ordinary shares	—	(2,726)
Payments of withholding taxes in connection with equity awards	(13,758)	(6,703)
Net cash provided by (used in) financing activities	14,194	(14,656)
Effect of exchange rate changes on cash	(2,728)	(1,062)
Net decrease in cash and cash equivalents	(128,724)	(33,477)
Cash and cash equivalents at beginning of period	248,851	233,982
Cash and cash equivalents at end of period	$ 120,127	$ 200,505

ABOUT NON-GAAP FINANCIAL MEASURES:

To supplement Cimpress' consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, organic constant-currency revenue growth, Upload & Print combined revenue and EBITDA, contribution profit, contribution margin, adjusted EBITDA, adjusted free cash flow, cash interest, net, and consolidated net leverage ratio:

- Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior-year period's average exchange rate for each currency to the U.S. dollar.
- Organic constant-currency revenue growth excludes the impact of currency as defined above, as well as revenue from acquisitions and divestitures made during the past twelve months for each period presented.
- Upload & Print combined revenue is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload & Print combined EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group, adjusted to exclude inter-segment EBITDA when conducted between businesses in these segments.
- Contribution profit is revenue less cost of revenue and advertising and payment processing fees. Contribution margin is calculated as contribution profit divided by reported revenue.
- Adjusted EBITDA is net income plus the following items: income tax expense (benefit); loss (gain) on early extinguishment of debt; interest expense, net; other income, net; depreciation and amortization; share-based compensation expense; restructuring-related charges and certain impairments and other adjustments. In addition, we adjust to include the effect of items that were previously added back as part of other income, net, which includes proceeds from insurance recoveries and realized gains or losses on currency derivatives that are intended to hedge our adjusted EBITDA exposure to foreign currencies for which we do not apply hedge accounting.
- Adjusted free cash flow is defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, gains on proceeds from insurance, and proceeds from the sale of assets.
- Cash interest, net is cash paid for interest, less cash received for interest.
- Consolidated net leverage ratio is adjusted net debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted net debt as defined by our credit agreement is calculated as our total debt outstanding, plus capital lease liabilities and minus cash and cash equivalents. Consolidated EBITDA as defined by our credit agreement is Adjusted EBITDA, as described above, plus additional adjustments primarily for non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.

These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business, and of our credit risk and availability of capital, for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP net income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue growth	6 %	2 %	1 %	4 %	7 %	11 %	12 %	9 %	8 %
Currency impact	— %	— %	2 %	(2)%	(3)%	(5)%	(6)%	(2)%	1 %
Revenue growth in constant currency	6 %	2 %	3 %	2 %	4 %	6 %	6 %	7 %	9 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	(2)%	(2)%	(4)%	(7)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6 %	2 %	3 %	2 %	4 %	4 %	4 %	3 %	2 %

VistaPrint	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue growth	8 %	3 %	3 %	6 %	6 %	7 %	7 %	4 %	2 %
Currency impact	— %	— %	1 %	(2)%	(1)%	(2)%	(4)%	(1)%	— %
Revenue growth in constant currency	8 %	3 %	4 %	4 %	5 %	5 %	3 %	3 %	2 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	8 %	3 %	4 %	4 %	5 %	5 %	3 %	3 %	2 %

PrintBrothers	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue growth	5 %	5 %	4 %	4 %	15 %	26 %	30 %	21 %	28 %
Currency impact	(1)%	1 %	3 %	(5)%	(7)%	(10)%	(13)%	(3)%	2 %
Revenue growth in constant currency	4 %	6 %	7 %	(1)%	8 %	16 %	17 %	18 %	30 %
Impact of TTM acquisitions	— %	— %	(1)%	— %	— %	(10)%	(9)%	(12)%	(25)%
Revenue growth in constant currency excl. TTM acquisitions	4 %	6 %	6 %	(1)%	8 %	6 %	8 %	6 %	5 %

The Print Group	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue growth	6 %	7 %	3 %	11 %	15 %	16 %	20 %	19 %	13 %
Currency impact	(1)%	1 %	3 %	(6)%	(7)%	(9)%	(12)%	(2)%	2 %
Revenue growth in constant currency	5 %	8 %	6 %	5 %	8 %	7 %	8 %	17 %	15 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	(12)%	(13)%
Revenue growth in constant currency excl. TTM acquisitions	5 %	8 %	6 %	5 %	8 %	7 %	8 %	5 %	2 %

Upload and Print Combined Revenue ($M)	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
PrintBrothers reported revenue	$ 160.4	$ 174.5	$ 156.0	$ 178.3	$ 184.7	$ 219.9	$ 203.1	$ 215.5	$ 235.9
The Print Group reported revenue	$ 84.2	$ 99.0	$ 89.7	$ 106.4	$ 96.7	$ 115.2	$ 107.2	$ 126.5	$ 109.3
Upload and Print inter-segment eliminations	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.2)	$ (0.3)	$ (0.2)	$ (0.2)	$ (0.1)
Total Upload and Print revenue in USD	**$ 244.5**	**$ 273.3**	**$ 245.6**	**$ 284.5**	**$ 281.2**	**$ 334.8**	**$ 310.1**	**$ 341.8**	**$ 345.1**

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

Upload and Print Combined Revenue Growth	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue growth	5 %	6 %	3 %	7 %	15 %	23 %	26 %	20 %	23 %
Currency impact	(1)%	1 %	3 %	(6)%	(7)%	(10)%	(12)%	(3)%	2 %
Revenue growth in constant currency	4 %	7 %	6 %	1 %	8 %	13 %	14 %	17 %	25 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	(7)%	(6)%	(11)%	(21)%
Revenue growth in constant currency excl. TTM acquisitions	4 %	7 %	6 %	1 %	8 %	6 %	8 %	6 %	4 %

National Pen	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue growth	8 %	1 %	— %	12 %	10 %	15 %	10 %	2 %	1 %
Currency impact	(1)%	— %	1 %	(2)%	(2)%	(5)%	(5)%	(1)%	1 %
Revenue growth in constant currency	7 %	1 %	1 %	10 %	8 %	10 %	5 %	1 %	2 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	7 %	1 %	1 %	10 %	8 %	10 %	5 %	1 %	2 %

All Other Businesses	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue growth	10 %	— %	4 %	7 %	8 %	11 %	18 %	17 %	17 %
Currency impact	2 %	2 %	2 %	1 %	— %	(1)%	(2)%	(2)%	— %
Revenue growth in constant currency	12 %	2 %	6 %	8 %	8 %	10 %	16 %	15 %	17 %
Impact of TTM acquisitions and divestitures	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	12 %	2 %	6 %	8 %	8 %	10 %	16 %	15 %	17 %

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(Quarterly, in millions)

	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Reported revenue	$ 805.0	$ 939.2	$ 789.5	$ 869.5	$ 863.3	$1,042.2	$ 886.2	$ 945.0	$ 934.1
Less: Cost of revenue	$ (422.7)	$ (489.3)	$ (417.0)	$ (456.7)	$ (460.5)	$ (554.5)	$ (477.0)	$ (515.0)	$ (525.9)
Gross profit	$ 382.2	$ 449.9	$ 372.5	$ 412.8	$ 402.8	$ 487.7	$ 409.2	$ 430.0	$ 408.2
Less: Advertising and payment processing fees and other selling costs	$ (128.3)	$ (147.3)	$ (117.2)	$ (113.3)	$ (131.3)	$ (161.4)	$ (122.3)	$ (118.9)	$ (139.6)
Contribution profit	$ 253.9	$ 302.6	$ 255.3	$ 299.5	$ 271.5	$ 326.4	$ 286.9	$ 311.1	$ 268.6
Contribution margin	32 %	32 %	32 %	34 %	32 %	31 %	32 %	33 %	29 %

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(TTM, in millions)

	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26	TTM Q1FY27
Reported revenue	$3,339.5	$3,357.3	$3,366.2	$3,403.1	$3,461.4	$3,564.4	$3,661.2	$3,736.6	$3,807.4
Less: Cost of revenue	$(1,719.0)	$(1,744.8)	$(1,757.1)	$(1,785.6)	$(1,823.4)	$(1,888.6)	$(1,948.7)	$(2,006.9)	$(2,072.4)
Gross profit	$1,620.5	$1,612.5	$1,609.1	$1,617.4	$1,638.0	$1,675.8	$1,712.5	$1,729.7	$1,735.1
Less: Advertising and payment processing fees and other selling costs	$ (502.6)	$ (510.5)	$ (511.4)	$ (506.1)	$ (509.1)	$ (523.2)	$ (528.2)	$ (533.8)	$ (542.2)
Contribution profit	$1,118.0	$1,102.0	$1,097.7	$1,111.3	$1,129.0	$1,152.7	$1,184.3	$1,195.9	$1,192.9
Contribution margin	34 %	33 %	33 %	33 %	33 %	32 %	32 %	32 %	31 %

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
VistaPrint	$ 81.1	$ 97.2	$ 83.2	$ 106.0	$ 90.0	$ 107.0	$ 88.9	$ 106.8	$ 80.7
PrintBrothers	20.2	23.4	17.8	22.2	25.7	28.3	22.1	24.5	24.3
The Print Group	18.1	18.9	15.5	20.0	18.7	23.1	20.1	24.0	18.1
National Pen	(4.6)	23.4	3.9	9.2	(2.4)	25.6	6.7	10.7	5.4
All Other Businesses	6.9	3.8	5.3	6.5	9.1	4.5	5.3	3.5	5.4
Inter-segment eliminations	(8.5)	(10.1)	(11.4)	(14.3)	(15.8)	(17.4)	(17.7)	(20.1)	(21.5)
Total segment EBITDA	**$ 113.2**	**$ 156.5**	**$ 114.3**	**$ 149.5**	**$ 125.2**	**$ 171.0**	**$ 125.4**	**$ 149.4**	**$ 112.3**
Central and corporate costs ex. unallocated SBC	(37.0)	(39.7)	(38.3)	(38.3)	(38.4)	(42.5)	(36.6)	(39.3)	(36.6)
Unallocated SBC	(1.8)	0.7	1.7	(2.5)	(0.2)	(2.0)	—	(0.9)	(1.0)
Exclude: share-based compensation included in segment EBITDA	15.6	14.4	12.7	16.2	14.8	16.8	14.6	15.1	15.9
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(2.2)	0.4	0.3	(2.5)	(2.7)	(4.5)	(3.0)	(4.0)	(0.8)
Adjusted EBITDA [2,3]	**$ 87.8**	**$ 132.3**	**$ 90.7**	**$ 122.4**	**$ 98.7**	**$ 138.8**	**$ 100.5**	**$ 120.4**	**$ 89.8**
Depreciation and amortization	(35.5)	(35.2)	(34.3)	(36.1)	(36.6)	(36.6)	(37.4)	(41.2)	(44.3)
Proceeds from insurance	—	—	—	—	—	—	—	(1.2)	(0.2)
Share-based compensation expense[1]	(15.6)	(14.4)	(12.7)	(16.2)	(14.8)	(16.8)	(14.6)	(15.1)	(15.9)
Certain impairments and other adjustments	0.6	(1.2)	(2.4)	(2.4)	(0.7)	(0.5)	0.5	(0.2)	(0.3)
Restructuring-related charges	(0.1)	(0.2)	(0.5)	(4.8)	(0.3)	(1.3)	(2.8)	(1.8)	(4.0)
Income tax (expense) benefit	(9.0)	(21.2)	(12.1)	(41.8)	(17.8)	(13.3)	(11.7)	(12.9)	(6.6)
(Loss) gain on early extinguishment of debt	0.2	(0.7)	—	—	—	—	—	(3.7)	—
Interest expense, net	(31.4)	(29.2)	(27.0)	(27.7)	(28.1)	(27.0)	(25.4)	(25.3)	(26.3)
Other income, net	(11.5)	31.7	(9.4)	(24.3)	3.5	1.7	2.6	3.6	5.9
Realized (gains) losses on currency derivatives included in other income, net	2.2	(0.4)	(0.3)	2.5	2.7	4.5	3.0	4.0	0.8
Net (loss) income	**$ (12.4)**	**$ 61.6**	**$ (8.0)**	**$ (28.4)**	**$ 6.5**	**$ 49.5**	**$ 14.6**	**$ 26.5**	**$ (1.0)**

Upload and Print Combined EBITDA ($M)	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
PrintBrothers reported segment EBITDA	$ 20.2	$ 23.4	$ 17.8	$ 22.2	$ 25.7	$ 28.3	$ 22.1	$ 24.5	$ 24.3
The Print Group reported segment EBITDA	$ 18.1	$ 18.9	$ 15.5	$ 20.0	$ 18.7	$ 23.1	$ 20.1	$ 24.0	$ 18.1
Upload and Print inter-segment eliminations	$ —	$ (0.1)	$ —	$ —	$ —	$ (0.1)	$ —	$ —	$ —
Total Upload and Print combined EBITDA in USD	**$ 38.2**	**$ 42.2**	**$ 33.2**	**$ 42.1**	**$ 44.4**	**$ 51.4**	**$ 42.1**	**$ 48.4**	**$ 42.4**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.

[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

(Quarterly, in millions)

	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Net income (loss)	$ (12.4)	$ 61.6	$ (8.0)	$ (28.4)	$ 6.5	$ 49.5	$ 14.6	$ 26.5	$ (1.0)
Exclude expense (benefit) impact of:									
Income tax expense	$ 9.0	$ 21.2	$ 12.1	$ 41.8	$ 17.8	$ 13.3	$ 11.7	$ 12.9	$ 6.6
(Gain) loss on early extinguishment of debt	$ (0.2)	$ 0.7	$ —	$ —	$ —	$ —	$ —	$ 3.7	$ —
Interest expense, net	$ 31.4	$ 29.2	$ 27.0	$ 27.7	$ 28.1	$ 27.0	$ 25.4	$ 25.3	$ 26.3
Other (income) expense, net	$ 11.5	$ (31.7)	$ 9.4	$ 24.3	$ (3.5)	$ (1.7)	$ (2.6)	$ (3.6)	$ (5.9)
Depreciation and amortization	$ 35.5	$ 35.2	$ 34.3	$ 36.1	$ 36.6	$ 36.6	$ 37.4	$ 41.2	$ 44.3
Share-based compensation expense[1]	$ 15.6	$ 14.4	$ 12.7	$ 16.2	$ 14.8	$ 16.8	$ 14.6	$ 15.1	$ 15.9
Certain impairments and other adjustments	$ (0.6)	$ 1.2	$ 2.4	$ 2.4	$ 0.7	$ 0.5	$ (0.5)	$ 0.2	$ 0.3
Restructuring related charges	$ 0.1	$ 0.2	$ 0.5	$ 4.8	$ 0.3	$ 1.3	$ 2.8	$ 1.8	$ 4.0
Include certain items that are a part of other income, net:									
Proceeds from insurance	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 1.2	$ 0.2
Realized gains (losses) on currency derivatives	$ (2.2)	$ 0.4	$ 0.3	$ (2.5)	$ (2.7)	$ (4.5)	$ (3.0)	$ (4.0)	$ (0.8)
Adjusted EBITDA[2,3]	**$87.8**	**$132.3**	**$90.7**	**$122.4**	**$98.7**	**$138.8**	**$100.5**	**$120.4**	**$89.8**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.

[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26	TTM Q1FY27
Net income (loss)	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6	$ 42.3	$ 97.1	$ 89.6
Exclude expense (benefit) impact of:									
Income tax expense	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1	$ 84.7	$ 55.8	$ 44.6
(Gain) loss on early extinguishment of debt	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —	$ —	$ 3.7	$ 3.7
Interest expense, net	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7	$ 108.1	$ 105.8	$ 104.0
Other (income) expense, net	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6	$ 16.6	$ (11.3)	$ (13.8)
Depreciation and amortization	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6	$ 146.7	$ 151.8	$ 159.5
Share-based compensation expense[1]	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5	$ 62.4	$ 61.4	$ 62.5
Certain impairments and other adjustments	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1	$ 3.1	$ 0.9	$ 0.4
Restructuring related charges	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9	$ 9.2	$ 6.3	$ 10.0
Include certain items that are a part of other income, net:									
Proceeds from insurance	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 1.2	$ 1.5
Realized gains (losses) on currency derivatives	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)	$ (12.7)	$ (14.2)	$ (12.3)
Adjusted EBITDA[2,3]	**$ 467.7**	**$ 433.5**	**$ 430.1**	**$ 433.2**	**$ 444.1**	**$ 450.7**	**$ 460.5**	**$ 458.5**	**$ 449.6**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Net cash provided by operating activities	$ 4.4	$ 176.5	$ 9.7	$ 107.5	$ 25.1	$ 164.7	$ (16.5)	$ 110.5	$ 28.9
Purchases of property, plant and equipment	$ (17.0)	$ (26.4)	$ (24.8)	$ (20.8)	$ (26.4)	$ (25.2)	$ (23.0)	$ (25.7)	$ (22.8)
Capitalization of software and website development costs	$ (14.6)	$ (16.7)	$ (16.3)	$ (16.5)	$ (17.3)	$ (16.0)	$ (16.8)	$ (16.9)	$ (16.4)
Proceeds from sale of assets	$ 1.6	$ 0.1	$ 0.7	$ 0.7	$ 0.8	$ 0.9	$ 1.7	$ 2.6	$ 1.1
Adjusted free cash flow	**$ (25.6)**	**$ 133.5**	**$ (30.8)**	**$ 70.9**	**$ (17.8)**	**$ 124.3**	**$ (54.6)**	**$ 70.5**	**$ (9.3)**

Reference:

Value of finance leases	$ 0.3	$ 0.5	$ 1.8	$ 0.7	$ 1.4	$ 10.8	$ 3.7	$ 9.5	$ 10.0
Cash restructuring payments	$ 0.1	$ 0.2	$ 0.4	$ 2.1	$ 2.1	$ 1.2	$ 1.4	$ 3.3	$ 1.9

Cash paid for interest	$ 35.2	$ 19.5	$ 36.3	$ 19.1	$ 37.5	$ 18.6	$ 35.2	$ 18.3	$ 37.2
Cash received for interest	$ (3.7)	$ (2.7)	$ (3.4)	$ (2.6)	$ (3.1)	$ (2.8)	$ (3.4)	$ (2.8)	$ (4.2)
Cash interest, net[1]	**$ 31.5**	**$ 16.8**	**$ 32.9**	**$ 16.5**	**$ 34.4**	**$ 15.9**	**$ 31.8**	**$ 15.6**	**$ 33.0**

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26	TTM Q1FY27
Net cash provided by operating activities	$ 312.9	$ 314.4	$ 315.7	$ 298.1	$ 318.7	$ 306.9	$ 280.7	$ 283.7	$ 287.6
Purchases of property, plant and equipment	$ (49.4)	$ (64.4)	$ (78.7)	$ (89.0)	$ (98.4)	$ (97.1)	$ (95.3)	$ (100.2)	$ (96.7)
Capitalization of software and website development costs	$ (58.5)	$ (61.2)	$ (62.5)	$ (64.1)	$ (66.8)	$ (66.2)	$ (66.6)	$ (67.0)	$ (66.2)
Proceeds from sale of assets	$ 19.5	$ 19.2	$ 19.5	$ 3.1	$ 2.3	$ 3.1	$ 4.1	$ 6.0	$ 6.2
Adjusted free cash flow	**$ 224.5**	**$ 208.1**	**$ 194.0**	**$ 148.0**	**$ 155.9**	**$ 146.7**	**$ 122.8**	**$ 122.4**	**$ 130.9**

Reference:

Value of new finance leases	$ 4.5	$ 3.2	$ 2.8	$ 3.3	$ 4.4	$ 14.7	$ 16.6	$ 25.4	$ 34.0
Cash restructuring payments	$ 2.0	$ 1.0	$ 0.9	$ 2.8	$ 4.8	$ 5.8	$ 6.9	$ 8.0	$ 7.7
Cash paid for interest	$ 143.3	$ 120.4	$ 132.8	$ 110.1	$ 112.4	$ 111.5	$ 110.4	$ 109.6	$ 109.4
Cash received for interest	$ (14.5)	$ (14.4)	$ (12.8)	$ (12.4)	$ (11.8)	$ (11.9)	$ (11.9)	$ (12.1)	$ (13.2)
Cash interest, net	**$ 128.7**	**$ 106.0**	**$ 120.0**	**$ 97.8**	**$ 100.6**	**$ 99.6**	**$ 98.5**	**$ 97.5**	**$ 96.1**

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED NET LEVERAGE RATIOS

(in millions, except leverage ratios)

	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Total debt outstanding[1]	$1,617.5	$1,610.5	$1,607.7	$1,604.5	$1,600.9	$1,607.9	$1,604.5	$1,636.4	$1,667.6
Capital lease liabilities	$ 35.3	$ 31.9	$ 32.8	$ 33.6	$ 33.7	$ 42.9	$ 43.9	$ 49.2	$ 56.0
Less: Cash and cash equivalents	$ (153.0)	$ (224.4)	$ (183.0)	$ (234.0)	$ (200.5)	$ (258.0)	$ (189.0)	$ (248.9)	$ (120.1)
Adjusted Net Debt as defined by our credit agreement	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8	$1,459.4	$1,436.8	$1,603.5
Less: High Yield Notes	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 974.8	$ 893.0	$ 932.6	$ 879.2	$ 909.0	$ 867.8	$ 934.4	$ 911.8	$1,078.5

	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26	TTM Q1FY27
Net income (loss)	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6	$ 42.3	$ 97.1	$ 89.6
Exclude expense (benefit) impact of:									
Income tax expense	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1	$ 84.7	$ 55.8	$ 44.6
(Gain) loss on early extinguishment of debt	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —	$ —	$ 3.7	$ 3.7
Interest expense, net	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7	$ 108.1	$ 105.8	$ 104.0
Other (income) expense, net	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6	$ 16.6	$ (11.3)	$ (13.8)
Depreciation and amortization	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6	$ 146.7	$ 151.8	$ 159.5
Share-based compensation expense	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5	$ 62.4	$ 61.4	$ 62.5
Certain impairments and other adjustments	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1	$ 3.1	$ 0.9	$ 0.4
Restructuring related charges	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9	$ 9.2	$ 6.3	$ 10.0
Include certain items that are part of other income, net:									
Proceeds from insurance	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 1.2	$ 1.5
Realized gains (losses) on currency derivatives	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)	$ (12.7)	$ (14.2)	$ (12.3)
Adjusted EBITDA	$ 467.7	$ 433.5	$ 430.1	$ 433.2	$ 444.1	$ 450.7	$ 460.5	$ 458.5	$ 449.6
Other adjustments, net as specified in our credit agreement[2]	$ 10.7	$ 20.9	$ 16.2	$ 16.9	$ 14.5	$ 19.0	$ 24.8	$ 42.2	$ 58.8
Consolidated EBITDA as defined by credit agreement	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7	$ 485.3	$ 500.7	$ 508.4

	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Adjusted Net Debt as defined by our credit agreement	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8	$1,459.4	$1,436.8	$1,603.5
Consolidated EBITDA as defined by our credit agreement	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7	$ 485.3	$ 500.7	$ 508.4
Consolidated Net Leverage Ratio	3.13	3.12	3.27	3.12	3.13	2.97	3.01	2.87	3.15

[1]Represents short-term and long-term debt, excluding debt issuance costs and discounts, net of debt premiums.
[2]Other adjustments, net primarily include non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH OUTLOOK

Outlook as of July 29, 2026	FY2027 (at least...)
Reported revenue growth (using recent currency rates)	7%
Currency impact	1%
Impact of TTM acquisitions, divestitures & JVs	(5)%
Organic constant-currency revenue growth	3%

ADJUSTED EBITDA OUTLOOK

(in millions)

Outlook as of July 29, 2026	FY2027 (at least...)	FY2028 (at least...)
GAAP net income (loss)	$116.0	$192.0
Income tax expense	$59.0	$82.0
Interest expense, net	$100.0	$95.0
Depreciation and amortization	$179.0	$184.0
Share-based compensation expense[1]	$62.0	$62.0
Restructuring-related charges through Q1 FY2027	$4.0	$—
Adjusted EBITDA [2,3]	**$520.0**	**$615.0**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is aligned to our debt covenant reporting and the inclusion of 100% of the results in GAAP net income (loss).

ADJUSTED FREE CASH FLOW OUTLOOK

(in millions)

Outlook as of July 29, 2026	FY2027 (approx.)
Net cash provided by operating activities	$370.0
Purchases of property, plant and equipment	($100.0)
Capitalization of software and website development costs	($70.0)
Adjusted free cash flow	**$200.0**

ABOUT CIMPRESS:
Cimpress plc (Nasdaq: CMPR) helps millions of businesses build brands, stand out and grow via customized physical marketing products and branded merchandise. Founded in 1995, Cimpress has become the global leader in web-to-print mass customization, delivering high-quality, affordable customized physical products quickly and conveniently, even in very low quantities. Cimpress brands include VistaPrint, WIRmachenDRUCK, Pixartprinting, Pens.com, BuildASign, druck.at, Saxoprint, Drukwerkdeal, easyflyer, Exaprint, Packstyle, Printi, Tradeprint and BoxUp.

To learn more, visit https://www.cimpress.com.

CONTACT INFORMATION:

Investor Relations:
Meredith Burns
ir@cimpress.com

Media Relations:
Sara Litwiller
mediarelations@cimpress.com

SAFE HARBOR STATEMENT:
This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to FY2027 guidance for reported and organic constant-currency revenue growth, net income, adjusted EBITDA, operating cash flow, and adjusted free cash flow; FY2028 targets for organic constant-currency revenue growth, net income, adjusted EBITDA, and conversion of adjusted EBITDA to adjusted free cash flow; comments and assumptions about FY2027 guidance, including expectations for benefits from M&A, capital expenditures and capitalized software, cash taxes, currency impacts, and continued cost increases, potential tariff refunds and other potential tariff impacts, and optimism related to the strategic partnership with Canva; statements regarding confidence relative to FY2028 financial targets, achieving the FY2028 outlook, significantly reducing the net leverage ratio, and expectations for net leverage reductions for FY2027 and FY2028, subject to capital allocation choices; other statements under the Outlook section regarding anticipated results; statements regarding the trajectory toward significantly higher long-term profits and cash flows, guidance demonstrating strong continued financial momentum, raising profitability and cash flow targets, significant recurring COGS improvements in future years, and expectations for a ramp up in contributions from recent acquisitions; and statements regarding achieving our strategic, operational and financial goals and increasing the value delivered to customers and furthering the company's competitive advantages in the years to come.

Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints and fluctuating inflation; our inability to make investments in our businesses and allocate our capital as planned or the failure of those investments and allocations to achieve the results we expect; costs and disruptions caused by acquisitions and minority investments; the failure of businesses we acquire or invest in to perform as expected; loss of key personnel or our inability to recruit talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; disruptions caused by geopolitical events or political instability and war in Ukraine, Israel, the Middle East, or elsewhere; changes in governmental policies, laws and regulations that affect our businesses, or in their enforcement or interpretation, including related to import tariffs; our failure to manage the growth and complexity of our business; our failure to maintain compliance with the covenants in our debt documents or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2026 and subsequent documents we periodically file with the U.S. SEC.

In addition, the statements and projections in this quarterly earnings commentary represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document.